SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 31, 2002
                                                  ---------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
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             (Exact name of registrant as specified in its charter)


      California                     333-67670                33-0974533
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 9 ("Series 9") has acquired an interest in 505 West Main Limited Partnership ("West Main" or the "local limited partnership"). 505 West Main owns the Town Square Apartments I in Vermillion, South Dakota.

         The following tables contain information concerning the local limited partnership and property identified herein:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
505 WEST      Town Square   Vermillion   September    $2,266,626   36 1BR Units  $556        $1,435,000   $1,086,850
MAIN          Apartments I  (Clay        2002                      565  sq. ft.              SNB (3)
                            County),
              1 building    South                                  4 1BR         $626
              (2)           Dakota                                 Units
                                                                   728 sq. ft.
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 9 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 9 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service. See the discussion under "The Low Income Housing Tax Credit - Utilization of the Low Income Housing Tax Credit" in the prospectus.

2.   Senior property.

3. Security National Bank will provide the mortgage loan for a term of 15 years at an interest rate of 8.4%. Principal and interest will be payable monthly based on a 30-year amortization schedule. Outstanding principal and interest will be due upon maturity of the loan.

Vermillion (505 West Main): Vermillion is in Clay County, South Dakota at the intersection of Interstate Highway 29 and State Highway 50, approximately 28 miles north of Sioux City. The senior population of the market area is approximately 2,800.

-----------------------------------------------------------------------------------------------------------------
                                          LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                     GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL       PROPERTY     PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 9's CAPITAL
PARTNERSHIP     PARTNER       MANAGER (1)  FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION (6)
--------------- ------------- ------------ -------------- --------------- -------------------- -------------------
505 WEST MAIN   Crane &       Oakleaf Real  $230,000      Series 9:       99.98/.01/.01        $760,643
                Fowler        Estate                      Greater of
                Investments,  Management                  $1,500 or 15%
                L.L.C.        Company                     LGP: 70% of
                                                          the balance
                Sioux Falls                               The balance:
                Environmental                             30/70
                Access, Inc.
--------------- ------------- ------------ -------------- --------------- -------------------- -------------------

1. The local limited partnership will employ either its local general partners or an affiliate of its local general partners, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. The local limited partnership will pay its local general partners or an affiliate of its local general partners fees for various services, including organization, development, land acquisition, syndication, and the like.

3. Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 9 and the local general partners of each local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 9, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iii) the local general partners.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 9, and (ii) the local general partners. Net cash proceeds from sale or refinancing of the apartment complex is equal to the sale proceeds less payment of the mortgage loan and other local limited partnership obligations.

6. Series 9 will make its capital contributions to the local limited partnership in stages, with each contribution due when certain conditions regarding construction or operations of the apartment complex have been fulfilled. Series 9 has negotiated adjuster provisions providing for a reduction in the capital contributions in the event the tax credits are less than originally anticipated.

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information*

         c.      Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of 505 West Main Limited Partnership

         10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of 505 West Main Limited Partnership

         -----------------
         * To be filed upon availability.






















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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9

Date: August 27, 2002            By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President






















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



                                  EXHIBIT INDEX

     Exhibit
     Number      Description

     10.1 Amended and Restated Agreement of Limited Partnership of 505 West Main Limited Partnership

     10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of 505 West Main Limited Partnership